2022 Company Overview Brown & Brown, Inc.

Information Regarding Forward-Looking Statements This presentation and the statements made during our presentation may contain certain statements relating to future results which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations.   All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including those relating to the potential effects of the COVID-19 pandemic (“COVID-19”) on our business, operations, financial performance and prospects, the market performance of our business segments, quarterly interest expense, share repurchases, margin expansion, changes in exposure units, the pipeline of acquisition candidates, future capital expenditures, growth in commissions and fees including Organic Revenue growth, business strategies, competitive strengths, goals, the benefits of new initiatives, plans, and references to future successes are forward-looking statements. Also, when we use words such as ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘probably’ or similar expressions, we are making forward-looking statements. There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those forward-looking statements contained in this document or made during our presentation, including, but not limited to, the following: the scope and duration of COVID-19 (including through any new variant strains of the underlying virus), the effectiveness of and accessibility to vaccines, the pace and rate at which vaccines are administered, actions taken by governmental authorities in response to COVID-19, and the direct and indirect impact of COVID-19 on our customers, insurance carriers, third parties and us. These risks and uncertainties include, but are not limited to, COVID-19 and the resulting governmental and societal responses, the severity and duration of COVID-19 (including through any new variant strains of the underlying virus), the effectiveness of and accessibility to vaccines, the pace and rate at which vaccines are administered, actions taken by governmental authorities in response to COVID-19, and the direct and indirect impact of COVID-19 on the U.S. economy, the global economy, and the Company’s business, liquidity, customers, insurance carriers and third parties; the effects of inflation; the inability to retain or hire qualified employees, as well as the loss of any of our executive officers or other key employees; acquisition-related risks that could negatively affect the success of our growth strategy, including the possibility that we may not be able to successfully identify suitable acquisition candidates, complete acquisitions, integrate acquired businesses into our operations and expand into new markets; a cybersecurity attack or any other interruption in information technology and/or data security and/or outsourcing relationships; the requirement for additional resources and time to adequately respond to dynamics resulting from rapid technological change; the loss of or significant change to any of our insurance company relationships, which could result in additional expense, loss of market share or material decrease in our profit-sharing contingent commissions, guaranteed supplemental commissions or incentive commissions; adverse economic conditions, natural disasters, or regulatory changes in states where we have a concentration of our business; the inability to maintain our culture or a change in management, management philosophy or our business strategy; risks facing us in our Services Segment, including our third-party claims administration operations, that are distinct from those we face in our insurance intermediary operations; the limitations of our system of disclosure and internal controls and procedures in preventing errors or fraud, or in informing management of all material information in a timely manner; the significant control certain existing shareholders have over the Company; risks related to our international operations, which may require more time and expense than our domestic operations to achieve or maintain profitability; changes in data privacy and protection laws and regulations or any failure to comply with such laws and regulations; improper disclosure of confidential information; the potential adverse effect of certain actual or potential claims, regulatory actions or proceedings on our businesses, results of operations, financial condition or liquidity; uncertainty in our business practices and compensation arrangements due to potential changes in regulations; regulatory changes that could reduce our profitability or growth by increasing compliance costs, technology compliance, restricting the products or services we may sell, the markets we may enter, the methods by which we may sell our products and services, or the prices we may charge for our services and the form of compensation we may accept from our customers, carriers and third-parties; a decrease in demand for liability insurance as a result of tort reform litigation; our failure to comply with any covenants contained in our debt agreements; the possibility that covenants in our debt agreements could prevent us from engaging in certain potentially beneficial activities; changes in the U.S.-based credit markets that might adversely affect our business, results of operations and financial condition; risks associated with the current interest rate environment, and to the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income; disintermediation within the insurance industry, including increased competition from insurance companies, technology companies and the financial services industry, as well as the shift away from traditional insurance markets; changes in current U.S. or global economic conditions; effects related to pandemics, epidemics, or outbreaks of infectious diseases; conditions that result in reduced insurer capacity; quarterly and annual variations in our commissions that result from the timing of policy renewals and the net effect of new and lost business production; intangible asset risk, including the possibility that our goodwill may become impaired in the future; other risks and uncertainties as may be detailed from time to time in our public announcements and Securities and Exchange Commission filings; and other factors that the Company may not have currently identified or quantified. All forward-looking statements made herein are made only as of the date of this presentation, and the Company does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or of which the Company hereafter becomes aware.

Information Regarding Non-GAAP Measures This presentation contains references to "non-GAAP financial measures" as defined in SEC Regulation G, including EBITDAC, EBITDAC Margin, Diluted Net Income Per Share – Adjusted, and Organic Revenue. We present these measures because we believe such information is of interest to the investment community and because we believe it provides additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (“GAAP”) basis. This non-GAAP financial information should be considered in addition to, not in lieu of, the Company’s consolidated income statements and balance sheets as of the relevant date. Consistent with Regulation G, a description of such information is provided below and a reconciliation of such items to GAAP information can be found at the end of this presentation, as well as in our periodic filings with the SEC. Our method of calculating these non-GAAP financial measures may differ from the methods used by industry peers and, therefore, comparability may be limited. Revenue & Earnings Measures – We believe these non-GAAP measures, as defined below, provide a meaningful representation of the Company’s operating performance and improve the comparability of results between periods by excluding the impact of certain items that have a high degree of variability and that we believe are not indicative of the Company’s ongoing performance. Organic Revenue, a non-GAAP measure, is our core commissions and fees less: (i) the core commissions and fees earned for the first 12 months by newly-acquired operations; (ii) divested business (core commissions and fees generated from offices, books of business or niches sold or terminated during the comparable period); and (iii) the period over period impact of foreign currency translation, which is calculated by applying current year foreign exchange rates to the same period in the prior year. The term “core commissions and fees” excludes profit-sharing contingent commissions and guaranteed supplemental commissions, and therefore represents the revenues earned directly from specific insurance policies sold and specific fee-based services rendered. Organic Revenue can be expressed as a dollar amount or a percentage rate when describing Organic Revenue growth. We have historically viewed Organic Revenue and Organic Revenue growth as important indicators when assessing and evaluating our performance on a consolidated basis and for each of our four segments, because it allows us to determine a comparable, but non-GAAP, measurement of revenue growth that is associated with the revenue sources that were a part of our business in both the current and prior year and that are expected to continue in the future. EBITDAC is defined as income before interest, income taxes, depreciation, amortization and the change in estimated acquisition earn-out payables. EBITDAC Margin is defined as EBITDAC divided by total revenues. Diluted Net Income Per Share – Adjusted is defined as diluted net income per share, excluding (i) the change in estimated acquisition earn-out payables, (ii) the net pretax loss on disposal of certain assets of Axiom Re in 2014, (iii) the impact of the change in the effective tax rate in 2017 only, associated with the one-time, non-cash impact of the Tax Cut and Jobs Act of 2017 (the “Tax Reform Act”). Other Non-GAAP Financial Measures – We believe these non-GAAP measures, as defined below, are useful to monitor our leverage and evaluate our balance sheet. Net Debt is defined as Total Debt Outstanding less cash and cash equivalents excluding restricted cash. “Total Debt Outstanding” is defined as current portion of long-term debt plus long-term debt less unamortized discount and debt issuance costs. Total Debt Outstanding to EBITDAC is defined as Total Debt Outstanding divided by EBITDAC. Net Debt Outstanding to EBITDAC is defined as Net Debt outstanding divided by EBITDAC. Free Cash Flow is defined as net cash provided by operating activities less capital expenditures. Free Cash Flow Conversion is defined as free cash flow divided by total revenues. Free Cash Flow Yield is defined as free cash flow divided by average equity market capitalization.

Company Overview

Business Highlights Experienced leadership team & strong performance-based culture Proven track record of profitable revenue growth – organic & via acquisitions Highly diversified revenue base and broad distribution network Platform operating model generating industry-leading financial metrics Disciplined capital allocation strategy fueled by strong liquidity and cash flow conversion

2021 Revenue by Segment Historical Revenue & EBITDAC Margin Headquartered in Daytona Beach, Florida Founded in 1939 - 83 years of serving customers 12,000+ teammates as of December 31, 2021 Doing business in all 50 states; 331 domestic and 20 international locations (Bermuda, Canada, Cayman Islands, Ireland, and the United Kingdom) Serving customers via retail, wholesale, MGA/MGUs programs and services segments Specializing in property, casualty, employee benefits, personal lines, and ancillary services 1 2019 includes first full year of Hays’ results of $220.8 million in revenue; Hays’ 2019 results decreased the total company’s EBITDAC Margin by 80 bps vs. the prior year 2 Estimated based upon public filings and data gathered from Brown family and teammates See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-58 Wholesale Brokerage 13% Services 6% Retail 58% Brown & Brown at-a-Glance 78% 22% Institutional & Retail Investors Brown & Brown Teammates2 National Programs 23% Ownership Breakdown Key Facts 1

The Power of Culture Customer Service Focused Deep & Meaningful Relationships Decentralized Sales & Service Accountable & Disciplined Common Goals High Integrity & Quality Talent Growth & Profit Oriented Lean & Highly Competitive Internal Ownership & Entrepreneurial

We are in the people recruiting and enhancing business. We are in the money making business. We are in the selling & servicing business. We are in the delivering innovative solutions business. Four key operating philosophies provide the foundation for our strategic plan Vision Be the leading insurance broker delivering innovative solutions to our customers.

Market Profile All customer segments offer attractive growth opportunities. 1 Middle-market defined as businesses with between 50 and 2,500 employees Large Accounts Middle Market1 Small to Medium Enterprises & Personal Lines

Customer-Facing Functions Decentralized Sales & Service Model Driving operational efficiency by centralizing certain corporate functions, while allowing sales and service decisions to be made at the local/regional level. Branding & Communications Finance Legal HR & Talent Development Acquisitions Internal Audit & Compliance IT & Cyber Carrier Relations Enterprise / Divisional Functions Solution Creation Knowledge Sharing Sales & Service Marketing Community Engagement Talent Development

Annual revenue: $1B Acquired Arrowhead $108M Acquired Beecher Carlson $106M Acquired Wright $120M Acquired Riedman Insurance Agency $54M Acquired Hull & Co. $63M Total Revenues ($) in Millions Annual revenue $2.0B Acquired The Hays Group $221M Acquired first Canadian MGA Annual revenue $3.1B 2021 2020 Annual revenue $2.6B 2018 2014 2013 2012 2011 2005 2001 Acquired first Irish retail agency Sustained Record of Profitable Growth Consistently successful at integrating acquisitions – over 580 completed Added to the S&P 500 Index in 2021 and the S&P 500 Dividend Aristocrats in 2022

Highly Diversified Business Mix Revenues by Segment ($M) 1993 $94 Retail Wholesale Brokerage National Programs Services 2000 $210 2021 $3,051 1 1 Includes Other revenue

Deploy capital to increase capabilities, enhance talent and drive growth Investments in people, technology & innovation Acquisitions Internal Investments Returns to Shareholders Share repurchases to minimize dilution from equity plans & seize on opportunistic pricing Dividend Aristocrat1 28 years of dividend increases Shareholder Value Creation 1 Dividend Aristocrat is an S&P measure

Brown & Brown Financial Highlights Free Cash Flow Conversion 26% 5 Yr. Avg. 25% 10 Yr. Avg. EBITDAC Margin 32% 5 Yr. Avg. 32% 10 Yr. Avg. Revenue Growth 12% 5 Yr. CAGR 12% 10 Yr. CAGR Free Cash Flow Growth 18% 5 Yr. CAGR 15% 10 Yr. CAGR Net Income Per Share - Adjusted Growth 19% 5 Yr. Avg. 14% 10 Yr. Avg. Free Cash Flow Yield 7% 5 Yr. Avg. 7% 10 Yr. Avg. Total Shareholder Return1 229% 5 Yr. Avg. 597% 10 Yr. Avg. *All amounts presented on this slide are calculated as of 12/31/2021 1 Calculated as change in share price plus total dividends paid See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-58

Total Shareholder Returns1 2 Total Shareholder Returns 1 Yr. 3 Yr. 5 Yr. 10 Yr. 15 Yr. 20 Yr. BRO 49.3% 161.5% 228.9% 597.4% 499.9% 1185.1% Peers2 36.8% 111.7% 183.3% 483.4% 679.2% 708.0% S&P 500 26.9% 90.1% 112.9% 279.0% 236.0% 315.1% Source: FactSet as of 12/31/2021 1 Calculated as change in share price plus total dividends paid 2 Peer average among Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies, and Willis Towers Watson Public Limited Company.

Retail Segment

OVERVIEW Retail Segment Key Metrics 2021 Avg. 3 Yr. Avg. 5 Yr. Revenue Growth 20.0% 19.6% 14.4% Organic Revenue Growth 11.0% 6.0% 4.8% EBITDAC Margin 31.4% 29.7% 29.7% Drive a culture of accountability, innovation and entrepreneurial thinking. Offer a broad range of capabilities no matter where customers are on their growth journey, from small businesses to highly complex multi-national entities. Leverage our collective capabilities to create the best solutions for our customers. Develop specialized products and innovative tools to meet/exceed ever-evolving customer needs. Deliver personalized service and tailored solutions across all lines of business via dedicated, knowledgeable teammates. Customers are seeking personalized solutions and service from local/specialty broker but want breadth and capabilities of large broker. Customers are looking for a partner to help manage their risks and think differently about risk retention, not a transactional broker. Leverage our extensive experience, combined market strength and scale to create innovative solutions. Customers do not always have access to this level of service or breadth of solutions with smaller competitors or less nimble large brokers. See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-58 Differentiation Capabilities Business Mix Employee Benefits Commercial Lines Specialty & Personal Lines

Breadth & Depth of Capabilities The Retail segment provides broad and deep specialization to our customers while maintaining close proximity to the communities in which our customers operate their businesses.  Finance & Insurance Health Care Construction Educational Institutions Real Estate Retail Public Entities Non-Profits Manufacturing Industry Serving customers across nearly all industries, with deep specialization and resources Segmentation We tailor solutions for customers of all sizes and by specialization Markets Placing coverage for almost every line with over 1,000 carrier partners International Through our offices and the Worldwide Broker Network (WBN), the largest independent network spanning more than 100 countries, we offer global solutions with access to local brokerage

Breadth & Depth of Capabilities No matter where our customers are on their growth journey, we help deliver solutions to meet their ever-evolving insurance and risk management needs. < 25 50,000+ EMPLOYEES < $1M $5B+ REVENUE Alternative risk/captives Analytics & modeling Ancillary/non-medical Aviation Casualty Cyber risk Employer stop loss Executive liability F&I dealership services Financial strategy & analytics International benefits Medical benefit design & delivery Multinational placements Pharmacy benefits Population health & well being Private equity/mergers & acquisitions Property Regulatory & legislative strategy Risk services – claims management/loss control Surety Technology services Trade credit Voluntary benefits Workers’ compensation

Investing for the Future Our ability to collaborate across Retail and engage our full capabilities helps accelerate growth, allowing us to reinvest in additional tools, technologies, teammates and acquisitions to better serve our customers. Ownership opportunities Visible career paths Ongoing development through Brown & Brown University and local training Culture of Caring – committed to the communities where we live, work and play Tailored solutions to meet customers ever-evolving needs Deep product and industry specialization Personalized, dedicated service teams Leverage the Power of WE to create the best solutions Capture data that delivers actionable insights – win more & retain more Tools and solutions to improve placement process and ease administrative burden for customers/teammates Effective work environment with an enhanced single system of engagement to streamline the customer experience Teammates Capabilities Technology ACQUISITIONS We are continually looking for companies that fit culturally and make sense financially to accelerate our growth

National Programs Segment

OVERVIEW National Programs Segment Business Overview We are a leading program administrator (Managing General Agent / Managing General Underwriter). We partner with insurance companies to provide full turn-key services - holds minimal balance sheet risk. Capabilities include underwriting, distribution management, policy administration, and claims handling. Provide efficient and effective distribution of product for risk bearers with improved underwriting results. Programs Our National Programs Segment works with over 100 carrier partners, offering more than 50 programs. Programs range from national-wide industry specific to geographic/line of coverage. Examples include earthquake, flood, personal lines, habitational, lender-placed coverage for financial institutions, and public entity risk management. See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-58 Key Metrics 2021 Avg. 3 Yr. Avg. 5 Yr. Revenue Growth 14.9% 12.5% 9.5% Organic Revenue Growth 12.4% 9.2% 6.6% EBITDAC Margin 40.4% 38.3% 37.6% Public Entity Commercial Lines Professional Liability Personal Lines Business Mix

Investing for the Future National Programs provides carriers with the complete infrastructure to launch and manage broad or niche programs. Carriers Focus On: Capital investments Established program metrics Portfolio underwriting management Reinsurance Risk management Program Support & Servicing: Underwriting Distribution Catastrophe loss modeling Claims handling Actuary, data science & analytics Point of sale and back-end technology systems Insurance operations Project management office Policy administration & billing Marketing operations Carriers Programs Leadership Technology, Data & Analytics Program Underwriters

Breadth & Depth of Expertise National Programs delivers broad and deep expertise to its carrier partners and tailored solutions for distribution partners to drive efficient and effective placement of coverage. 100+ carrier relationships Robust marketing team North America retail distribution network – 10K+ 50+ programs $4B+ in written premium Management and operations team with deep experience Continually seeking to create new niche products and coverages Leverage operating platforms to create turnkey & custom-made solutions Underwriting and distribution expertise Product development and modeling Technology, data & analytics Markets Industry Capabilities

Wholesale Brokerage Segment

OVERVIEW Wholesale Brokerage Segment Key Metrics 2021 Avg. 3 Yr. Avg. 5 Yr. Revenue Growth 14.3% 12.0% 10.7% Organic Revenue Growth 8.1% 7.0% 6.7% EBITDAC Margin 32.2% 32.4% 32.2% Business Mix Binding Authority Brokerage See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-58 APEX Insurance Services Decus Insurance Brokers ECC Insurance Brokers Hull & Company Peachtree Special Risk Brokers Lines of Business Business Overview The Wholesale Brokerage Segment primarily places excess and surplus commercial insurance through a broad, nationwide network of retail agents, including Brown & Brown retail agents. Professional Commercial Personal Public Entity

Underwriting & Products Network National / regional-delegated underwriting capabilities Market aggregator platforms Data driven insights and analysis across customer life cycle Product development team Risk modeling International via London brokerage and MGA platforms 17,000+ independent retail agency customers 50 States, Canada, UK, EU 100+ binding authority contracts Represent 200+ carriers Wholesale Product & Underwriting Specialties High-risk property/casualty exposures Transportation, auto, garage Specialized Personal lines - E&S property, collectibles, mobile homes Financial & professional exposures Cyber Healthcare - hospitals and long-term care facilities Rental car programs Police department liability Marine Workers’ compensation Environmental Capabilities

Services Segment

OVERVIEW Services Segment Business Overview Key Metrics 2021 Avg. 3 Yr. Avg. 5 Yr. Revenue Growth 2.8% (1.7%) 3.0% Organic Revenue Growth 3.0% (4.7%) (1.1%) EBITDAC Margin 21.2% 21.3% 22.3% The Services Segment is composed of claims advocacy, claims adjusting and claims processing businesses, including property, auto and workers compensation. These businesses work on behalf of our carrier partners, public institutions and private companies. Key Go-to-Market Brands Under the Services Segment American Claims Management Brown & Brown Absence Services Group ICA Medval/NuQuest Professional Disability Associates Protect Professionals Claims Management Preferred Governmental Claims Solutions USIS See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-58 Medicare Set-aside/Social Security Advocacy Claims Third-Party Administrators (TPAs) Business Mix

Claims TPA Medicare Set-aside/Social Security Services Capabilities Specialized claims services Compliance solutions Experience and scope Data and analytics Nationwide expert network Nationwide coverage Customer-centric service model Robust claims management Scalable & flexible technology Loss control/safety programs

Acquisitions

Principles Rationale Acquisition Strategy Create long-term shareholder value Find high-quality businesses and teams that fit culturally Expand geographic presence or capabilities Identify and involve senior operating leaders early in the process to make for a smooth transition Leverage carrier relationships and capabilities to drive value Take a disciplined approach when evaluating the viability of a potential acquisition target Candidates are carefully selected based on a proper strategic fit within our broader operational philosophy The target’s capabilities must be additive to our operations – talent must be in lock-step with our guiding principles Targets must have a demonstrated history of strong financial returns and a performance based operating model We acquire what we know, and we know how to operate what we acquire

M&A Process OVERVIEW Acquisitions Typical M&A Structure Minimum and maximum purchase price Agreed-upon baseline and projected pro forma Actual purchase price typically calculated based upon financial performance over a one- to three-year period Structured to retain and incentivize new teammates Leverage proven integration plans Acquired Revenue1 (in Millions) 10-yr avg $134 1 Represents the approximate annual revenue of businesses and books of business acquired between 2012 and 2021

Technology & Innovation

Technology Evolution Create roadmap for using data as key business differentiator Harness the power of our data - make it actionable Actionable Analytics Foster culture of innovation Idea incubation - identify disruptors & emerging technologies to meet customer needs and drive efficiencies Production Stability & Security Innovation Agenda 1 2 3 Core operating platforms by segment & enterprise wide, with ongoing journey of maturity and improvement Baseline posture established & incremental progress underway

Innovation Agenda AI-Based Applications Chatbots, Policy Checking & Commercial Underwriting Predictive Analytics Claims, Marketing, Underwriting, Pricing & Operations Robotic Process Automation Claims Settlement Automation Prefill External, Third-Party Data Aggregation Solution Creation Curated Quotes, Automated Placements, New Product Development

Financial Performance

Strong Revenue Growth 1 2 Source: FactSet as of 12/31/2021 1 Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies, and Willis Towers Watson Public Limited Company 2 S&P 500 revenue growth calculated as change in the sum of adjusted sales over the prior year’s adjusted sales (adjusted for the ratio of the relative ownership to the company’s market value) See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-58

Consistently Strong Margins EBITDAC Margin Source: FactSet as of 12/31/2021 See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-58

Industry-Leading Free Cash Flow Conversion 1 Source: FactSet as of 12/31/2021 1 Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies, and Willis Towers Watson Public Limited Company See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-58

Strong Free Cash Flow Yield 1 Source: FactSet as of 12/31/2021 1 Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies, and Willis Towers Watson Public Limited Company 2 Represents average free cash flow yield for S&P 500 constituents as of the specified year end See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-58 2

Cash Flow from Operations1 ($) in Millions $4752 $2542 1 Defined as net cash provided by operating activities 2 Reflects acceleration of $50M in annual bonus payments from January 2013 into December 2012; bonuses are traditionally paid in January. 10-Year CAGR = 14.5%

Diluted Net Income Per Share – Adjusted $4752 $2542 See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-58 10-Year CAGR = 14.4%

Long-Term Capital Deployment $4752 1 2 10-Year ($ in Billions) Acquisitions $4.4 Dividends $0.8 Share Repurchases $0.7 CapEx $0.4 Total Cash Deployed $6.2 Total Cash Generated2 $5.1 1 Includes original purchase price plus subsequent earnout payments 2 Defined as net cash provided by operating activities ($) in Millions

Liquidity Profile Committed to maintaining low leverage, industry- leading margins, high cash flow conversion, and investment grade ratings Optimize financial flexibility in line with growth objectives Target Net Debt Outstanding to EBITDAC ratio of 0 – 2.5x and Total Debt Outstanding to EBITDAC ratio of 0 – 3.0x Available capital allocated to internal investments, acquisitions, dividends and share repurchases, with goal of seeking to balance returns and risks For the 12-month period ended 12/31/21, Brown & Brown generated $942M of Free Cash Flow, growing 31% over 2020 $887M1 cash on balance sheet as of 12/31/2021 Undrawn $800M Revolving Credit Facility, with expansion features of up to $650M under various credit agreements Financial covenants include max Net Debt Outstanding to EBITDAC ratio of 3.25x Financial & Capital Allocation Policy Financial Policy and Liquidity Profile 1 Includes cash of approximately $246 million that has been collected as insurance premiums from customers but not yet remitted to the applicable insurance company. Such amount is held on behalf of our customers and generally not available to us for general corporate purposes, but unlike our restricted cash, is not expressly restricted by law or by contract with an insurance company.

Leverage and Maturity Profile Debt & Leverage Debt Maturity Profile ($M) 1 Debt outstanding ($M) Debt to EBITDAC Ratio *All amounts presented on this slide are calculated as of 12/31/2021 1 Net Debt Outstanding to EBITDAC shown as 0x in instances where it is below 0x See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-58

Closing Comments Expect modest economic improvement to continue driving exposure unit expansion and premium rate increases to moderate Business well positioned to continue delivering profitable growth into the future Strong balance sheet, available cash and access to capital enable long-term shareholder value creation Investing in technology to improve customer & teammate experience, data analytics & workflow efficiency Operating model consistently delivers industry leading financial metrics & shareholder returns Closing Comments

GAAP to Non-GAAP Reconciliation Appendix

1 “Income Before Income Taxes Margin” is defined as income before income taxes divided by total revenues See important disclosures regarding Non-GAAP measures on page 2 Reconciliation of Income Before Income Taxes to EBITDAC and Income Before Income Taxes Margin to EBITDAC Margin

See important disclosures regarding Non-GAAP measures on page 2 Reconciliation of Income Before Income Taxes to EBITDAC and Income Before Income Taxes Margin to EBITDAC Margin

Reconciliation of Income Before Income Taxes to EBITDAC and Income Before Income Taxes Margin to EBITDAC Margin See important disclosures regarding Non-GAAP measures on page 2

See important disclosures regarding Non-GAAP measures on page 2 Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow, Free Cash Flow Conversion and Free Cash Flow Yield

See important disclosures regarding Non-GAAP measures on page 2 Reconciliation of Diluted Net Income Per Share to Diluted Net Income Per Share - Adjusted

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on page 2

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on page 2

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on page 2

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on page 2

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on page 2

Reconciliation of Long-Term Total Debt to Net Debt Outstanding See important disclosures regarding Non-GAAP measures on page 2

The Cheetah: Since our beginning, we have known that doing what is best for our customers requires constant persistence and vision. The cheetah, which represents vision, swiftness, strength, and agility, embodies our company culture and has served as a symbol for Brown & Brown since the 1980s. For additional information: Andrew Watts Executive Vice President & Chief Financial Officer (386) 239-5770 | awatts@bbins.com